UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2010

DIALOGIC INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33391	94-3409691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

926 Rock Avenue, Suite 20 San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 750-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 2, 2010, the chief executive officer of Dialogic Inc. (the “Company”) will use the presentation materials furnished as Exhibit 99.1 hereto in connection with a presentation at the Needham Broadband Day Conference.

The presentation materials include “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company’s business and other matters contained in the presentation materials are “forward-looking” rather than “historic.” The presentation materials also state that a more thorough discussion of certain factors which may affect the Company’s operating results is included under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, its quarterly reports on Form 10-Q and other public filings, which are filed with the Securities and Exchange Commission (the “SEC”) from time to time and are available at the SEC’s website (http://www.sec.gov).

The presentation materials are also available on the Company’s website at www.dialogic.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Presentation of Dialogic Inc., dated November 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIALOGIC INC.

Dated: November 2, 2010

	By:	/S/ ERIC C. SCHLEZINGER
Eric C. Schlezinger
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation of Dialogic Inc., dated November 2, 2010.